Table of Contents

Letter from the Chairman   .....................  1
A Discussion with the Portfolio Manager   ......  2
Portfolio Manager's Profile   ..................  5
Performance Summary  ...........................  6
Fund Facts  ....................................  8
Portfolio of Investments   .....................  9
Financial Statements    ........................ 16
Notes to Financial Statements    ............... 23
Independent Auditors' Report  .................. 30
ABCs of Investing    ........................... 31
Family of Funds   .............................. 32
Trustees and Officers   ........................ 33


Highlights

[bullet] For the year ended January 31, 1997, Class A shares of the Fund provided a total return at net asset value of 11.52%, Class B shares 10.66%, and Class C shares 10.71%.

[bullet] A relatively stable economic environment, with moderate growth and low inflation, has benefited investors reaching for a little extra yield in high-yield corporate and emerging fixed-income markets.

[bullet] The overall credit quality of issuers in the high-yield market has improved significantly in the 1990s, with dramatic reductions in debt-to-cash flow ratios compared to the 1980s.

[bullet] However, the high-yield market is seeing an increase in the number of speculative issues, particularly in the gaming and communications industries, and we expect the rate of defaults to rise in 1997.

Letter from the Chairman

[Picture of A. Keith Brodkin]

Dear Shareholders:

      After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

      In the bond markets, conflicting signals over the strength of the economy have created near-term volatility, while comments by Federal Reserve Chairman Alan Greenspan late in 1996 and in February of this year created some uncertainty over the Federal Reserve Board's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, of higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

      We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

February 14, 1997

A Discussion with the Portfolio Manager

[Picture of Robert J. Manning]

For the year ended January 31, 1997, Class A shares of the Fund provided a total return of 11.52%, Class B shares 10.66%, and Class C shares 10.71%. All of these returns assume the reinvestment of distributions but exclude the effects of any sales charges, and they compare to a 2.76% return for the Lehman Brothers Corporate Bond Index (the Lehman Index) during the same period. Because the Fund's portfolio generally consists of lower-rated issues, its results will not necessarily mirror those of the Lehman Index, which is an unmanaged, market-value-weighted index comprised of all public, fixed-rate, nonconvertible, investment-grade corporate debt.

Q. What do you see as some of the reasons for this performance?

A. The environment for high-yield bonds has been quite favorable over the past 12 months, thanks in part to improved credit quality and a lower rate of defaults compared to just a few years ago. Also, the Fund was more heavily invested in the higher-quality segment of the high-yield market, and we believe we were able to do a good job of credit selection, which helped the Fund's overall performance.

Q. In general, how would you describe the fixed-income environment over the past year?

A. It's been a relatively stable environment, with interest rates not moving in any particular direction. With the economy growing moderately and inflation remaining low, it has paid investors to reach for a little extra yield. This has helped the performance of the "spread markets," that is, the high-yield corporate and emerging fixed-income markets. The high-yield market, in particular, has been extremely strong, with new issuance close to last year's record volume of about $70 billion. However, the credit quality of the new-issue market has started to deteriorate somewhat. Because of this, we've gotten even more selective and have not let ourselves get caught up in some of the hype that can accompany these issues. Also, the flow of money into high-yield mutual funds has been quite strong, which has helped push up prices in this market just as money flows into stock funds have helped drive the stock market.

Q. When a lot of people think of high-yield investing, they think of possible defaults. How has the default picture changed in the past few years, and why?

A. Defaults are actually at historic lows. Over time, they average 2% to 3% of the market, but in the past year the rate has been at less than 1.3%. However, this is a lagging indicator, that is, we see credit losses going up - and the prices of bonds trading down - long before the number of defaults increase. We do expect the default rate to increase over the coming year.

Q. In spite of this, has the overall financial condition of the issuers in your investment universe improved?

A. Yes. The overall credit quality of these issuers has improved dramatically in the 1990s compared to the 1980s. In the late 1980s, debt-to-cash flow ratios among issuers of high-yield bonds were 8 to 10 times, while interest-coverage ratios were 1 to 1-1/2. (Debt-to-cash flow measures a company's total debt divided by its cash flow, or revenues after operating expenses. Interest coverage is the number of times a company's cash flow will cover its interest expenses annually.) Today, debt-to-cash flow ratios have been cut to the 4 to 6 range, while interest-coverage ratios are usually at least 2. So generally the companies that financed in the '80s were significantly more leveraged than the companies that come to market today. However, we are seeing more speculation, particularly in the gaming and communications industries. It's our job to maintain discipline and not get caught up in the fever of the bull markets.

Q. In general, what characteristics or qualities do you look for in selecting bonds for the Fund?

A. We start with management. We spend most of our time meeting with the managers of the companies in the Fund. They're the people who know what's going on in their businesses, what trends to watch, and how to position their companies for any changes. We like to see managers have equity in their own companies, so if something goes wrong they have something at stake. The second thing is stable cash flow. Unlike equity fund managers, who stress earnings, we want to see how much money is coming in, how much is going out, and how the company is meeting its debt obligations. Third, we like companies to have tangible assets, like machinery and equipment, that have value if something goes wrong. Finally, we look for positive industry trends. We use MFS' equity analysts to leverage our knowledge of what's going on in all industries to help us decide where we want to be positioned for the future.

Q. Have you increased the Fund's weightings in any particular sectors, and why?

A. We've added to our industrial-company holdings. These tend to be strong cash-flow generators, and several have been bought out by other industrial companies as part of a consolidation trend. We have also found good relative value in some gaming and cable companies, although neither of these industries performed as well as expected last year.

Q. Have some segments of the high-yield bond market performed better than you expected?

A. The telecommunications industry was helped by the passage of the Telecommunications Act and an overall bull market in technology, while the energy sector saw an upswing in prices that was unexpected. Meanwhile, a number of cyclical industries also benefited from a stronger-than-expected economy.

Q. And have some segments of this market, or particular holdings, not performed as well as you expected?

A. We saw underperformance in both the paging and supermarket sectors, as price competition put downward pressure on profit margins in both industries.

Q. Did you reduce or eliminate your positions in some of these holdings as a result?

A. We have reduced the Fund's position in paging. Although we don't see any major change in fundamentals for this industry in the short term, we think there's still some downside risk. We are, however, adding to our supermarket holdings. There are some good franchises out there that we believe could do well in a slowing economy, which we think is more probable now.

Q. Can you talk about any parts of this market you might be avoiding?

A. We've been staying away from utilities and retailing. Both have suffered from overcapacity and lack of pricing power, and the utilities' performance has been further hampered by deregulation. For instance, electric utilities have been forced to compete with outside suppliers for the business of some of their biggest customers, such as office buildings and factories.

Q. As you look ahead, what changes do you see in the overall market or economic environment, particularly as it relates to the Fund, and how are you positioning the Fund to try and take advantage of those changes?

A. We expected the economy to slow down in 1996 but it didn't. However, we positioned the Fund defensively by increasing its overall credit quality. We still believe we're at the end of an economic and credit cycle that began in 1991, and so it seems prudent to invest in the larger, well-capitalized companies whose credits are more likely to perform better when the markets do react to a slowdown. Currently, though, the high-yield market is yielding about 310 basis points (3.1%) more than comparable-maturity Treasuries, which is not a very narrow range. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) This indicates the market is pricing in a fairly optimistic environment for the coming year. Still, given the recent trend of lower-quality new issuance and the strong, almost insatiable desire for yield, we believe it's more likely than not that something will happen to cause a market correction, and we want to be positioned for it when it happens. Given this environment, we believe disciplined credit selection, and avoiding speculative risks, will become even more important in the coming year.


Respectfully,

/s/ Robert J. Manning
Robert J. Manning
Portfolio Manager


Portfolio Manager's Profile

Robert J. Manning began his career at MFS in 1984 as a research analyst in the High Yield Bond Department. A graduate of the University of Lowell and Boston College's Graduate School of Management, he was named Vice President - Investments in 1988, Senior Vice President in 1993, and Portfolio Manager of MFS High Income Fund in 1994.

Performance Summary


The information below and on the following pages illustrate the historical performance of MFS High Income Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. It is not possible to invest in an index. All results are historical and assume the reinvestment of dividends and capital gains.

Growth of a Hypothetical $10,000 Investment
(For the 5-Year Period Ended January 31, 1997)

1/92     9532   10000   10000
1/93    11091   11263   10326
1/94    13102   12584   10587
1/95    12585   12111   10883
1/96    14847   14591   11174
1/97    16556   14995   11484


$20,000  $15,000  $10,000  $5,000

MFS High Income Fund - Class A         $16,556
Lehman Brothers Corporate Bond Index   $14,995
Consumer Price Index - U.S             $11,484

1/92   1/93   1/94   1/95   1/96   1/97



Growth of a Hypothetical $10,000 Investment
(For the 10-Year Period Ended January 31, 1997)

2/87     9531   10000   10000
1/89    10430   10888   11124
1/91     8613   12102   13558
1/93    15097   12821   17648
1/95    17129   13513   18976
1/97    22535   14259   23494

$30,000  $25,000  $20,000  $15,000  $10,000  $5,000

Lehman Brothers Corporate Bond Index  $23,494
MFS High Income Fund - Class A        $22,535
Consumer Price Index - U.S.           $14,259

2/87   1/89   1/91   1/93   1/95   1/97

Average Annual Total Returns                   1 Year      3 Years      5 Years     10 Years
                                             ----------   ----------   ----------  ---------
MFS High Income Fund (Class A)
 including 4.75% sales charge                 + 6.24%      +6.40%       +10.59%      +8.57%
-----------------------------------------    ---------    --------     ---------    --------
MFS High Income Fund (Class A)
 at net asset value                           +11.52%      +8.11%       +11.67%      +9.10%
-----------------------------------------    ---------    --------     ---------    --------
MFS High Income Fund (Class B) with CDSC      + 6.66%      +6.37%       +10.80%      +8.80%
-----------------------------------------    ---------    --------     ---------    --------
MFS High Income Fund (Class B)
 without CDSC                                 +10.66%      +7.22%       +11.06%      +8.80%
-----------------------------------------    ---------    --------     ---------    --------
MFS High Income Fund (Class C) with CDSC      + 9.71%      +7.35%       +11.17%      +8.85%
-----------------------------------------    ---------    --------     ---------    --------
MFS High Income Fund (Class C)
 without CDSC                                 +10.71%      +7.35%       +11.17%      +8.85%
-----------------------------------------    ---------    --------     ---------    --------
Average high current yield fund++             +12.49%      +7.82%       +11.57%      +9.27%
-----------------------------------------    ---------    --------     ---------    --------
Lehman Brothers Corporate Bond Index+         + 2.76%      +6.02%       + 8.44%      +8.92%
-----------------------------------------    ---------    --------     ---------    --------
Consumer Price Index*+                        + 2.77%      +2.75%       + 2.81%      +3.61%
-----------------------------------------    ---------    --------     ---------    --------

 * The cost of living (inflation) is measured by the Consumer Price Index published by the U.S. Bureau of Labor Statistics.

 + Source: CDA/Wiesenberger.

++ Source: Lipper Analytical Services.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results including the applicable contingent deferred sales charge
(CDSC), reflect the CDSC which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC.

Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 27, 1993 and of Class C shares on January 3, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share performance which reflects the sales charges, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Fund Facts

Strategy:               The Fund's investment objective is to seek high current
                        income by investing primarily in fixed-income securities rated below investment grade (BBB).

Commencement of
investment operations:  February 17, 1978

Size:                   $1.0 billion net assets as of January 31, 1997


Portfolio Concentration as of January 31, 1997

Portfolio Structure


[PIE GRAPH]

High Yield                 88.0%
Equity                      6.2%
Cash and Cash Equivalents   5.8%

Portfolio of Investments - January 31, 1997


Non-Convertible Bonds - 87.5%
-------------------------------------------------------------------------------

                                                     Principal Amount
Issuer                                                  (000 Omitted)               Value
-----------------------------------------------------------------------------------------
Aerospace - 2.6%
 BE Aerospace, Inc., 9.875s, 2006                              $4,700          $4,911,500
 CHC Helicopter Corp., 11.5s, 2002                              6,675           6,942,000
 Derlan Manufacturing, Inc., 10s, 2007##                        2,775           2,795,812
 Haynes International, Inc., 11.625s, 2004                     10,825          11,799,250
                                                                              -----------
                                                                              $26,448,562
-----------------------------------------------------------------------------------------
Airlines - 1.7%
 Airplane Pass-Thru Trust, 10.875s, 2019                       $5,250          $5,801,250
 K & F Industries, Inc., 11.875s, 2003                          1,925           2,079,000
 Moog, Inc., 10s, 2006                                          8,590           9,019,500
                                                                              -----------
                                                                              $16,899,750
-----------------------------------------------------------------------------------------
Automotive - 1.6%
 Exide Corp., 10s, 2005##                                      $2,950          $3,049,563
 Harvard Industries, Inc., 11.125s, 2005                          775             589,000
 Harvard Industries, Inc., 12s, 2004                              980             754,600
 Hayes Wheels International, Inc., 11s, 2006                    4,350           4,763,250
 SPX Corp., 11.75s, 2002                                        3,950           4,394,375
 Venture Holdings Trust, 9.75s, 2004                            2,775           2,636,250
                                                                              -----------
                                                                              $16,187,038
-----------------------------------------------------------------------------------------
Building - 5.1%
 American Standard, Inc., 0s,1998, 10.5s, 2005                $10,625         $10,014,062
 Building Materials Corp., 8.625s, 2006##                       1,550           1,550,000
 Building Materials Corp., 0s, 1999, 11.75s, 2004              11,775          10,303,125
 Lone Star Industries, Inc., 10s, 2003                          4,542           4,621,485
 Nortek, Inc., 9.875s, 2004                                     9,750           9,896,250
 Schuller International Group, Inc., 10.875s, 2004              4,000           4,420,000
 UDC Homes, Inc., 2000                                             30              16,650
 USG Corp., 9.25s, 2001                                         9,850          10,465,625
                                                                              -----------
                                                                              $51,287,197
-----------------------------------------------------------------------------------------
Cellular Telephones - 0.7%
 Millicom International Cellular Communications, 0s,
 2001, 13.5s, 2006                                            $10,625          $6,932,813
-----------------------------------------------------------------------------------------
Chemicals - 2.8%
 INDESPEC Chemical Corp., 0s, 1998, 11.5s, 2003                $5,450          $5,014,000
 NL Industries, Inc., 11.75s, 2003                              8,725           9,204,875
 Rexene Corp., 11.75s, 2004                                     2,235           2,508,787
 UCC Investors Holdings, Inc., 10.5s, 2002                      4,750           5,189,375
 UCC Investors Holdings, Inc., 0s, 1998, 12s, 2005              7,500           6,750,000
                                                                              -----------
                                                                              $28,667,037
-----------------------------------------------------------------------------------------
Consumer Goods and Services - 7.9%
 Consolidated Cigar Corp., 10.5s, 2003                         $4,750          $4,940,000
 E & S Holdings Corp., 10.375s, 2006##                          8,350           8,746,625
 FoodBrands America, Inc., 10.75s, 2006                         5,755           6,071,525
 Genmar Holdings, Inc., 13.5s, 2001                             2,940           2,851,800
 International Semi-Tech Microelectronics, Inc.,
  11.5s, 2003                                                  10,450           6,165,500
 Iron Mountain, Inc., 10.125s, 2006                             7,000           7,420,000
 Pierce Leahy Corp., 11.125s, 2006                              5,350           5,871,625

-------------------------------------------------------------------------------

                                              Principal Amount
Issuer                                           (000 Omitted)               Value
----------------------------------------------------------------------------------
Consumer Goods and Services - continued
 Reeves Industries, Inc., 11s, 2002                     $5,565          $5,342,400
 Remington Arms, Inc., 10s, 2003##                       2,000           1,620,000
 Revlon, Inc., 10.5s, 2003                               8,175           8,624,625
 Samsonite Corp., 11.125s, 2005                          5,500           6,022,500
 Sealy Corp., 9.5s, 2003                                 2,650           2,676,500
 Westpoint Stevens, Inc., 9.375s, 2005                  12,850          13,331,875
                                                                       -----------
                                                                       $79,684,975
----------------------------------------------------------------------------------
Containers - 4.8%
 Atlantis Group, Inc., 11s, 2003                        $7,500          $7,762,500
 Calmar, Inc., 11.5s, 2005                               8,000           8,420,000
 Ivex Packaging Corp., 12.5s, 2002                       5,350           5,791,375
 Owens-Illinois, Inc., 9.75s, 2004                       2,500           2,637,500
 Owens-Illinois, Inc., 9.95s, 2004                         500             528,750
 Owens-Illinois, Inc., 11s, 2003                         5,850           6,508,125
 Plastic Containers, Inc., 10s, 2006##                     950             978,500
 RXI Holdings, Inc., 14s, 2002**                         3,500           2,730,000
 Silgan Corp., 11.75s, 2002                              6,860           7,323,050
 U.S. Can Corp., 10.125s, 2006##                         5,100           5,355,000
                                                                       -----------
                                                                       $48,034,800
----------------------------------------------------------------------------------
Defense Electronics - 0.5%
 Alliant Techsystem, Inc., 11.75s, 2003                 $4,350          $4,872,000
----------------------------------------------------------------------------------
Electronics - 0.5%
 Clark Schwebel, Inc., 10.5s, 2006                      $4,675          $4,932,125
----------------------------------------------------------------------------------
Entertainment - 4.5%
 Act III Theaters, Inc., 11.875s, 2003                  $2,250          $2,452,500
 Albritton Communications Corp., 11.5s, 2004             6,350           6,746,875
 American Skiing Company, 12s, 2006                      5,300           5,445,750
 Cinemark USA, Inc., 9.625s, 2008                        1,600           1,628,000
 Grand Casinos, Inc., 10.125s, 2003                      8,225           8,430,625
 Griffin Gaming & Entertainment, Inc., 2000              4,400           4,290,000
 Lodgenet Entertainment Corp., 10.25s, 2006##            2,525           2,512,375
 Marvel Holdings, Inc., 0s, 1998**                      12,635           2,116,363
 Plitt Theatres, Inc., 10.875s, 2004                     2,775           2,809,687
 Sam Houston Race Park, Inc., 11s, 2001**                1,809             777,926
 SCI Television, Inc., 11s, 2005                         7,655           8,152,575
                                                                       -----------
                                                                       $45,362,676
----------------------------------------------------------------------------------
Financial Institutions - 0.7%
 Americo Life, Inc., 9.25s, 2005                        $3,550          $3,523,375
 Americredit Corp., 9.25s, 2004##                        2,000           1,994,900
 GPA Delaware, 8.75s, 1998                               1,221           1,236,263
                                                                       -----------
                                                                        $6,754,538
----------------------------------------------------------------------------------
Food and Beverage Products - 1.9%
 Delta Beverage Group, Inc., 9.75s, 2003##              $2,800          $2,884,000
 Keebler Corp., 10.75s, 2006                             2,500           2,700,000
 PMI Acquisition Corp., 10.25s, 2003                     2,495           2,569,850
 Specialty Foods Corp., 10.25s, 2001                     5,000           4,750,000

-------------------------------------------------------------------------------

                                              Principal Amount
Issuer                                           (000 Omitted)               Value
----------------------------------------------------------------------------------
Food and Beverage Products - continued
 Texas Bottling Group, Inc., 9s, 2003                   $5,750          $5,865,000
                                                                       -----------
                                                                       $18,768,850
----------------------------------------------------------------------------------
Forest and Paper Products - 2.3%
 Gaylord Container Corp., 0s, 1996, 12.75s, 2005       $10,395         $11,460,487
 Pacific Lumber Co., 10.5s, 2003                         9,675           9,820,125
 Specialty Paperboard, Inc., 9.375s, 2006##              2,150           2,182,250
                                                                       -----------
                                                                       $23,462,862
----------------------------------------------------------------------------------
Machinery - 1.7%
 AGCO Corp., 8.5s, 2006                                 $5,000          $5,050,000
 Fairfield Manufacturing Corp., 11.375s, 2001            3,700           3,885,000
 Thermadyne Holdings Corp., 10.25s, 2002                 4,150           4,316,000
 Thermadyne Holdings Corp., 10.75s, 2003                 4,045           4,206,800
                                                                       -----------
                                                                       $17,457,800
----------------------------------------------------------------------------------
Medical and Health Technology and Services - 1.9%
 Beverly Enterprises, Inc., 9s, 2006                    $3,500          $3,508,750
 Quorum Health Group, Inc., 8.75s, 2005                  2,750           2,818,750
 Tenet Healthcare Corp., 8s, 2005                       11,550          11,506,688
 Unilab Corp., 11s, 2006                                 1,610           1,110,900
                                                                       -----------
                                                                       $18,945,088
----------------------------------------------------------------------------------
Metals and Minerals - 0.5%
 Jorgensen (Earle M.) Co., 10.75s, 2000                 $4,575          $4,643,625
----------------------------------------------------------------------------------
Mortgage Backed Pass-Throughs - 0.4%
 Merrill Lynch Mortgage Investors,
  Inc., 8.142s, 2023+                                   $4,500          $3,622,500
----------------------------------------------------------------------------------
Oil Services - 2.1%
 AmeriGas Partners, L.P., 10.125s, 2007                 $3,400          $3,582,750
 Clark USA, Inc., 10.875s, 2005                          2,650           2,676,500
 Falcon Drilling, Inc., 8.875s, 2003                     3,725           3,892,625
 Ferrell Gas L.P., 10s, 2001                             4,700           4,935,000
 Mesa Operating Co., 10.625s, 2006                       1,700           1,840,250
 Noble Drilling Corp., 9.125s, 2006                      3,500           3,727,500
                                                                       -----------
                                                                       $20,654,625
----------------------------------------------------------------------------------
Oils - 0.6%
 Gulf Canada, 9.25s, 2004                               $6,000          $6,345,000
----------------------------------------------------------------------------------
Printing and Publishing - 1.3%
 Day International Group, Inc., 11.125s, 2005           $2,350          $2,479,250
 Golden Books Publishing, Inc., 7.65s, 2002              5,000           4,500,000
 Newsquest Capital PLC, 11s, 2006                        4,600           4,830,000
 Newsquest Capital PLC, 11s, 2006##                      1,500           1,575,000
                                                                       -----------
                                                                       $13,384,250
----------------------------------------------------------------------------------
Restaurants and Lodging - 5.2%
 Aztar Corp., 11s, 2002                                 $5,175          $5,200,875
 Boomtown, Inc., 11.5s, 2003                             3,865           4,106,562
 Coast Hotels & Casinos, Inc., 13s, 2002                 3,625           4,032,813
 Eldorado Resorts LLC, 10.5s, 2006##                     4,455           4,722,300
 Four Seasons Hotels, Inc., 9.125s, 2000##               7,750           7,934,062
 Harrah's Jazz Co., 14.25s, 2001**                       4,950           2,437,875

-------------------------------------------------------------------------------

                                              Principal Amount
Issuer                                           (000 Omitted)               Value
----------------------------------------------------------------------------------
Restaurants and Lodging - continued
 Harrahs Operating, Inc., 8.75s, 2000                   $3,500          $3,543,750
 Harvey's Casinos Resorts, 10.625s, 2006                 3,525           3,824,625
 Red Roof Inns, Inc., 9.625s, 2003                       8,260           8,383,900
 Santa Fe Hotel, Inc., 11s, 2000                         4,805           3,219,350
 Station Casinos, Inc., 9.625s, 2003                     4,350           4,393,500
                                                                       -----------
                                                                       $51,799,612
----------------------------------------------------------------------------------
Special Products and Services - 8.2%
 AAF-McQuay, Inc., 8.875s, 2003                         $8,325          $8,158,500
 Buckeye Cellulose Corp., 8.5s, 2005                     2,000           2,010,000
 Howmet Corp., 10s, 2003                                 5,125           5,586,250
 Idex Corp., 9.75s, 2002                                 1,260           1,313,550
 IMO Industries, Inc., 11.75s, 2006                     10,175           9,971,500
 Interlake Corp., 12s, 2001                              5,200           5,720,000
 Interlake Corp., 12.125s, 2002                          9,200           9,614,000
 Interlake Revolver, "B", 5.75s, 1997##                  1,135           1,123,681
 International Knife & Saw, Inc., 11.375s, 2006##        5,360           5,520,800
 K & F Industries, Inc., 10.375s, 2004                   4,500           4,747,500
 Mettler Toledo, Inc., 9.75s, 2006                       1,620           1,701,000
 Motors & Gears, Inc., 10.75s, 2006##                    3,450           3,553,500
 Newflow Corp., 13.25s, 2002                             3,850           4,220,563
 Polymer Group, Inc., 12.25s, 2002                       4,817           5,298,700
 Synthetic Industries, Inc., 12.75s, 2002               11,755          13,018,662
 Wolverine Tube, Inc., 10.125s, 2002                       400             422,000
                                                                       -----------
                                                                       $81,980,206
----------------------------------------------------------------------------------
Steel - 4.2%
 AK Steel Corp., 9.125s, 2006##                         $3,950          $4,038,875
 AK Steel Corp., 10.75s, 2004                              960           1,041,600
 Algoma Steel, Inc., 12.375s, 2005                         675             744,187
 Armco, Inc., 11.375s, 1999                              2,875           3,018,750
 Carbide/Graphite Group, Inc., 11.5s, 2003                 500             545,000
 Commonwealth Aluminum Corp., 10.75s, 2006               7,450           7,785,250
 Kaiser Aluminum & Chemical Corp., 9.875s, 2002          5,550           5,688,750
 Kaiser Aluminum & Chemical Corp., 12.75s, 2003          8,050           8,734,250
 Northwestern Steel & Wire Company, 9.5s, 2001           1,100           1,089,000
 WCI Steel, Inc., 10s, 2004##                            9,750          10,042,500
                                                                       -----------
                                                                       $42,728,162
----------------------------------------------------------------------------------
Stores - 1.6%
 Finlay Enterprises, Inc., 0s, 1s, 2005                $10,750          $9,567,500
 Finlay Fine Jewelry, 10.625s, 2003                      1,000           1,060,000
 Parisian, Inc., 9.875s, 2003                            5,190           5,319,750
                                                                       -----------
                                                                       $15,947,250
----------------------------------------------------------------------------------
Supermarkets - 3.4%
 Carr-Gottstein Foods Co., 12s, 2005                    $1,500          $1,597,500
 Dominick's Finer Foods Inc., 10.875s, 2005              4,425           4,878,562
 Fleming Cos., Inc., 10.625s, 2001                       1,800           1,845,000
 Grand Union Co., 12s, 2004                              4,425           4,436,063
 Jitney Jungle Stores of America, Inc., 12s, 2006        4,765           5,074,725

-------------------------------------------------------------------------------

                                                     Principal Amount
Issuer                                                  (000 Omitted)               Value
-----------------------------------------------------------------------------------------
Supermarkets - continued
 Pathmark Stores, Inc., 9.625s, 2003                           $  700          $  665,000
 Ralph's Grocery Co., 10.45s, 2004                              6,550           6,893,875
 Smiths Food & Drug Centers, 11.25s, 2007                       6,900           7,684,875
 Star Market, Inc., 13s, 2004                                     750             847,500
                                                                              -----------
                                                                              $33,923,100
-----------------------------------------------------------------------------------------
Telecommunications - 17.2%
 American Radio Systems Corp., 9s, 2006                       $10,650         $10,543,500
 Bell Cablemedia PLC, 0s, 2000, 11.875s, 2005                   7,750           6,180,625
 Brooks Fiber Properties, Inc., 0s, 2001, 10.875, 2006          3,300           2,211,000
 Brooks Fiber Properties, Inc., 0s, 2001, 11.875s, 2006##       7,000           4,055,387
 Cablevision Systems Corp., 9.25s, 2005                         6,000           5,932,500
 Charter Communications Southeast L.P., 11.25s, 2006            4,775           5,061,500
 Colt Telecommunications Group PLC, 0s, 2001, 12, 2006          6,800           4,216,000
 Comcast Corp., 9.375s, 2005                                    4,950           5,073,750
 Diamond Cable Communications Corp., 0s, 2000, 11.75s,
  2005                                                          8,450           5,957,250
 Echostar Communications Corp., 0s, 1999, 12.875s, 2004         2,150           1,736,125
 Echostar Satellite Broadcasting Corp., 0s, 2000, 13.125s,
  2004                                                         10,250           7,175,000
 Esat Holdings Limited, 12.5s, 2007##                           2,825           1,596,125
 Falcon Holdings Group, Inc., 11s, 2003#                        6,317           5,875,190
 ICG Holdings, Inc., 0s, 2001, 12.5s, 2006                      8,500           5,567,500
 Intermedia Capital Partners LP, 11.25s, 2006                   5,225           5,512,375
 Jones Intercable, Inc., 9.625s, 2002                           4,050           4,232,250
 Jones Intercable, Inc., 10.5s, 2008                              800             864,000
 Jones Intercable, Inc., 11.5s, 2004                            1,125           1,222,031
 K-III Communications Corp., 10.625s, 2002                      3,305           3,474,381
 Lenfest Communications, Inc., 10.5s, 2006                      9,750          10,261,875
 Marcus Cable Operating Co., 0s, 1999, 13.5s, 2004              4,000           3,300,000
 MFS Communications, Inc., 0s, 2001, 8.875s, 2006              14,450          10,620,750
 Mobile Telecommunication Technologies Corp., 13.5s, 2002       2,765           2,709,700
 Mobilemedia Communications, Inc., 10.5s, 2003                  1,810             244,350
 Mobilemedia Communications, Inc., 9.375s, 2007**               1,200             198,000
 Orion Network Systems, Inc., 11.25s, 2007                      5,000           5,000,000
 Orion Network Systems, Inc., 12.5s, 2007                       3,750           2,206,275
 Paging Network, Inc., 8.875s, 2006                             7,900           7,386,500
 Park Broadcasting, Inc., 11.75s, 2004                          2,503           3,028,630
 ProNet, Inc., 11.875s, 2005                                    1,600           1,488,000
 Rifkin Acquisition Partners, LP, 11.125s, 2006                    50              52,625
 Rogers Cablesystems Ltd., 9.625s, 2002                           750             780,000
 Rogers Cablesystems, Inc., 10.125s, 2012                       5,000           5,200,000
 Sprint Spectrum LP, 11s, 2006                                  6,750           7,256,250
 Sprint Spectrum LP, 0s, 2001, 12.5s, 2006                      4,000           2,680,000
 Sygnet Wireless, Inc., 11.5s, 2006                             5,000           5,162,500
 Teleport Communications Group, Inc., 9.875s, 2006              3,000           3,172,500
 Teleport Communications Group, Inc., 0s, 2001, 11.125s,
 2007, 1s, 2007                                                 9,000           6,165,000

--------------------------------------------------------------------------------

                                                         Principal Amount
Issuer                                                      (000 Omitted)               Value
---------------------------------------------------------------------------------------------
Telecommunications - continued
 Videotron Holdings PLC, 0s, 2000, 11s,2005, 1s, 2005           $   6,850         $ 5,411,500
 Western Wireless Corp., "A", 10.5s, 2007                           3,600           3,739,500
                                                                                 ------------
                                                                                 $172,550,444
---------------------------------------------------------------------------------------------
Transportation - 1.1%
 Central Transport Rental Finance Corp., 9.5s, 2003             $   7,724         $ 7,337,416
 Moran Transportation Co., 11.75s, 2004                             3,500           3,780,000
                                                                                 ------------
                                                                                  $11,117,416
---------------------------------------------------------------------------------------------
Utilities - Electric - 0.5%
 El Paso Electric Co., 8.9s, 2006                               $   2,550         $ 2,663,705
 Kenetech Corp., 12.75s, 2002**                                     2,520           2,570,400
                                                                                 ------------
                                                                                  $ 5,234,105
---------------------------------------------------------------------------------------------
Total Non-Convertible Bonds (Identified Cost, $852,746,597)                      $878,628,406
---------------------------------------------------------------------------------------------
Convertible Bond - 0.3%
---------------------------------------------------------------------------------------------
Exide Corporation, 2.9s, 2005##
 (Identified Cost, $2,964,500)                                  $   4,900         $ 2,952,250
---------------------------------------------------------------------------------------------
Stocks - 0.8%
---------------------------------------------------------------------------------------------
                                                                   Shares
---------------------------------------------------------------------------------------------
Apparel and Textiles - 0.2%
 Ithaca Industries, Inc.**                                        304,000         $ 2,356,000
---------------------------------------------------------------------------------------------
Building
 Atlantic Gulf Communities Corp., +*                                  690         $     3,363
---------------------------------------------------------------------------------------------
Consumer Goods and Services
 Ranger Industries, Inc., ++*                                     266,768         $    66,692
---------------------------------------------------------------------------------------------
Pollution Control
 Envirosource, Inc., +*                                             1,666         $     3,228
---------------------------------------------------------------------------------------------
Printing and Publishing - 0.1%
 Triton Group Ltd.*                                               588,876         $   441,657
---------------------------------------------------------------------------------------------
Restaurants and Lodging - 0.3%
 Vail Resorts, Inc.                                                85,019         $ 3,230,722
---------------------------------------------------------------------------------------------
Special Products and Services - 0.2%
 Central Transport Rental Group PLC, ADR*                       3,790,771         $ 2,132,309
 IMO Industries, Inc.                                              28,000             101,500
                                                                                 ------------
                                                                                  $ 2,233,809
---------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $16,901,190)                                       $ 8,335,471
---------------------------------------------------------------------------------------------
Preferred Stocks - 5.1%
---------------------------------------------------------------------------------------------
Cablevision Systems Corp., 11.125s (Telecommunications)*           85,893         $ 7,794,790
El Paso Electric Company, 11.4 (Utilities-Electric)#               23,642           2,594,709
K-III Communications Corp., "B", 11.625s
 (Specialty Products and Services)                                 93,526           9,071,992
Renaissance Cosmetics, Inc. (Consumer Goods and Services) +         5,475           5,584,500
Renaissance Cosmetics, Inc. (Consumer Goods and  Services) ##         192              17,088

-------------------------------------------------------------------------------

Issuer                                                             Shares              Value
---------------------------------------------------------------------------------------------
Supermarkets General Holdings Corp., $3.52 Exch.
 (Supermarkets)*                                                     569,098   $   13,658,352
Time Warner, Inc., "K", 10.25s (Entertainment)                        11,699       12,810,405
                                                                               --------------
Total Preferred Stock (Identified Cost, $43,192,821)                           $   51,531,836
---------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 0.2%
---------------------------------------------------------------------------------------------
Granite Broadcasting Corp., Pfd, 1.938 (Entertainment)
 (Identified Cost, $1,988,688)                                        33,000   $    1,810,875
---------------------------------------------------------------------------------------------
Warrants - 0.1%
---------------------------------------------------------------------------------------------
CHC Helicopter Corp., Warrants*                                       16,000   $        8,000
Crystal Oil Co., $0.075 Warrants*                                  3,954,527                0
Crystal Oil Co., $0.10 Warrants*                                   3,455,042                0
Crystal Oil Co., $0.125 Warrants*                                  4,107,411                0
Crystal Oil Co., $0.15 Warrants*                                   4,041,943                0
Crystal Oil Co., $0.25 Warrants*                                   4,041,943                0
Grand Palais Resorts, Warrants*##                                    111,660                0
Hemmeter Entertainment, Warrants*                                    111,660                0
ICO, Inc. Warrants*                                                  706,250          459,062
Republic Health Corp., Warrants*                                       2,500                0
RXI Holdings, Inc., Warrants*                                          3,500               35
Sam Houston Race Park, Inc., Warrants*                                   481            1,924
Vail Resorts, Inc., Warrants*                                         85,019                0
---------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $399,009)                                     $      469,021
---------------------------------------------------------------------------------------------
Short-Term Obligations - 2.9%
---------------------------------------------------------------------------------------------
                                                            Principal Amount
                                                               (000 Omitted)
                                                             ---------------
Federal Home Loan Mortgage Assn., due 02/06/97                        $3,970   $    3,967,050
Federal Home Loan Mortgage Corp., due 02/10/97                         6,000        5,992,170
Federal Home Loan Mortgage Corp., due 02/03/97                         9,475        9,472,242
Student Loan Marketing Assn., due 03/21/97                             9,950        9,880,748
                                                                               --------------
Total Short-Term Obligations, at Amortized Cost and Value                      $   29,312,210
---------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $947,505,015)                              $  973,040,069

Other Assets, Less Liabilities - 3.1%                                              31,257,289
=============================================================================================
Net Assets - 100.0%                                                            $1,004,297,358
---------------------------------------------------------------------------------------------

 *Non-income producing security.

**Non-income producing security - in default.

 +Restricted security.

 #Payment-in-kind security.

##SEC Rule 144A restriction.

++Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------

January 31, 1997
---------------------------------------------------------------------------------------------------------
Assets:
 Investments, at value -
  Unaffiliated issuers (identified cost, $940,281,096)                                     $  972,973,377
  Affiliated issuer (identified cost, $7,223,919)                                                  66,692
                                                                                            -------------
   Total investments, at value (identified cost, $947,505,015)                             $  973,040,069
 Cash                                                                                              36,207
 Receivable for investments sold                                                               18,112,987
 Receivable for Fund shares sold                                                                8,785,319
 Interest receivable                                                                           19,903,420
 Other assets                                                                                       9,602
                                                                                            -------------
   Total assets                                                                            $1,019,887,604
                                                                                            -------------
Liabilities:
 Distributions payable                                                                     $    2,954,366
 Payable for investments purchased                                                             11,246,809
 Payable for Fund shares reaquired                                                                850,263
 Payable to affiliates -
  Management fee                                                                                    5,314
  Shareholder servicing agent fee                                                                   3,568
  Distribution fee                                                                                  7,078
 Accrued expenses and other liabilities                                                           522,848
                                                                                            -------------
   Total liabilities                                                                       $   15,590,246
                                                                                            -------------
Net assets                                                                                 $1,004,297,358
                                                                                            =============
Net assets consist of:
 Paid-in capital                                                                           $1,251,191,564
 Unrealized appreciation on investments                                                        25,535,054
 Accumulated net realized loss on investments and foreign currency transactions              (274,106,492)
 Accumulated undistributed net investment income                                                1,677,232
                                                                                            -------------
   Total                                                                                   $1,004,297,358
                                                                                            =============
Shares of beneficial interest outstanding                                                    187,692,891
                                                                                            =============
Class A shares:
 Net asset value per share (net assets of $672,197,810 [divided by] 125,638,629 shares of
  beneficial interest outstanding)                                                              $5.35
                                                                                                =====
 Offering price per share (100 [divided by] 95.25)                                              $5.62
                                                                                                =====
Class B shares:
 Net asset value and offering price per share (net assets of $300,822,525 [divided by]
  56,215,947 shares of beneficial interest outstanding)                                         $5.35
                                                                                                =====
Class C shares:
 Net asset value and offering price per share (net assets of $28,216,152 [divided by]
  5,265,960 shares of beneficial interest outstanding)                                          $5.36
                                                                                                =====
Class I shares:
 Net asset value, offering price, and redemption price per share (net assets of
  $3,060,871 [divided by] 572,355 shares of beneficial interest outstanding)                    $5.35
                                                                                                =====


On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------

Year Ended January 31, 1997
---------------------------------------------------------------------------------------
Net investment income:
 Income -
  Interest                                                                 $ 91,865,911
  Dividend                                                                      135,769
                                                                            -----------
   Total investment income                                                 $ 92,001,680
                                                                            -----------
 Expenses -
  Management fee                                                           $  4,238,339
  Trustees' compensation                                                         50,757
  Shareholder servicing agent fee (Class A)                                     813,558
  Shareholder servicing agent fee (Class B)                                     574,765
  Shareholder servicing agent fee (Class C)                                      29,004
  Shareholder servicing agent fee                                               109,715
  Distribution and service fee (Class A)                                      1,835,620
  Distribution and service fee (Class B)                                      2,877,823
  Distribution and service fee (Class C)                                        216,394
  Custodian fee                                                                 330,844
  Postage                                                                       172,092
  Auditing fees                                                                  55,975
  Printing                                                                       44,752
  Legal fees                                                                      1,850
  Miscellaneous                                                                 486,168
                                                                            -----------
   Total expenses                                                          $ 11,837,656
  Fees paid indirectly                                                         (254,586)
                                                                            -----------
   Net expenses                                                            $ 11,583,070
                                                                            -----------
    Net investment income                                                  $ 80,418,610
                                                                            -----------
Realized and unrealized gain on investments:
  Net realized gain on investment transactions (identified cost basis)     $  1,477,653
  Change in unrealized appreciation on investments                         $ 18,445,626
                                                                            -----------
    Net realized and unrealized gain on investments                        $ 19,923,279
                                                                            -----------
     Increase in net assets from operations                                $100,341,889
                                                                            ===========

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------

Year Ended January 31,                                    1997               1996
---------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                           $   80,418,610     $  75,745,935
 Net realized gain (loss) on investments and
  foreign currency transactions                       1,477,653       (28,300,429)
 Net unrealized gain on investments and
  foreign currency                                   18,445,626        95,491,500
                                                  -------------     -------------
  Increase in net assets from operations         $  100,341,889     $ 142,937,006
                                                  -------------     -------------
Distributions declared to shareholders -
 From net investment income (Class A)            $  (54,869,246)    $ (50,453,186)
 From net investment income (Class B)               (23,285,081)      (22,802,500)
 From net investment income (Class C)                (1,760,418)         (756,472)
 From net investment income (Class I)                   (21,807)               --
                                                  -------------     -------------
  Total distributions declared to
   shareholders                                  $  (79,936,552)    $ (74,012,158)
                                                  -------------     -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                $  487,463,015     $ 435,560,671
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions                                      44,900,610        42,125,341
 Cost of shares reacquired                         (468,259,801)     (439,675,135)
                                                  -------------     -------------
  Increase in net assets from Fund share
   transactions                                  $   64,103,824     $  38,010,877
                                                  -------------     -------------
   Total increase in net assets                  $   84,509,161     $ 106,935,725
Net assets:
 At beginning of period                             919,788,197       812,852,472
                                                  -------------     -------------
 At end of period (including accumulated
  undistributed (distributions in excess of)
  net investment income of $1,677,232 and
  $(2,736,501), respectively)                    $1,004,297,358     $ 919,788,197
                                                  =============     =============


See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------

Year Ended January 31,                     1997      1996       1995        1994      1993      1992
----------------------------------------------------------------------------------------------------
                                          Class A
                                        ------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period    $ 5.24    $ 4.84     $ 5.50      $ 5.11    $ 4.89    $ 3.71
                                         ------    ------     ------      ------    ------    ------
Income (loss) from investment operations# -
 Net investment income[sec]              $ 0.47    $ 0.45     $ 0.44      $ 0.40    $ 0.51    $ 0.56
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions            0.10      0.39      (0.66)       0.48      0.24      1.21
                                         ------    ------     ------      ------    ------    ------
  Total from investment
   operations                            $ 0.57    $ 0.84     $(0.22)     $ 0.88    $ 0.75    $ 1.77
                                         ------    ------     ------      ------    ------    ------
Less distributions declared to shareholders -
 From net investment income              $(0.46)   $(0.44)    $(0.43)     $(0.42)   $(0.51)   $(0.56)
 From net realized gain on
  investments and foreign
  currency transactions                      --        --      (0.01)      (0.07)       --        --
 From paid-in capital                        --        --         --          --     (0.02)    (0.03)
                                         ------    ------     ------      ------    ------    ------
  Total distributions declared to
   shareholders                          $(0.46)   $(0.44)    $(0.44)     $(0.49)   $(0.53)   $(0.59)
                                         ------    ------     ------      ------    ------    ------
Net asset value - end of period          $ 5.35    $ 5.24     $ 4.84      $ 5.50    $ 5.11    $ 4.89
                                         ------    ------     ------      ------    ------    ------
Total return++                           11.52%    17.97%    (3.95)%      18.13%    16.36%    49.64%

Ratios (to average net assets)/
 Supplemental data
 Expenses##                               1.02%     1.00%      0.99%       1.00%     1.03%     1.10%
 Net investment income                    8.92%     8.83%      8.65%       8.22%    10.21%    11.59%
Portfolio turnover                          87%       59%        59%         68%       75%       28%
Net assets, end of period
 (000,000 omitted)                       $  672    $  620     $  524      $  645    $  585    $  556

++Total returns for Class A shares do not include the applicable sales charge (except for reinvestment of dividends prior to March 1, 1991). If the charge had been included, the results would have been lower.
 #Per share data for the period subsequent to January 31, 1994 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [sec]

See notes to financial statements

-------------------------------------------------------------------------------

Year Ended January 31,                          1991         1990      1989       1988
------------------------------------------------------------------------------------
                                            Class A
                                        --------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period    $   4.85      $  6.04      $ 6.17   $  7.11
                                         --------      -------      ------   -------
Income (loss) from investment operations# -
 Net investment income                   $   0.65      $  0.69      $ 0.76   $  0.77
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions             (1.08)       (1.13)      (0.09)    (0.83)
                                         --------      -------      ------   -------
  Total from investment
   operations                            $  (0.43)     $ (0.44)     $ 0.67   $ (0.06)
                                         --------      -------      ------   -------
Less distributions declared to shareholders -
 From net investment income              $  (0.71)     $ (0.75)     $(0.75)  $ (0.87)
 From net realized gain on
  investments and foreign
  currency transactions                        --           --       (0.05)    (0.01)
 From paid-in capital                          --           --        --**       --*
                                         --------      -------      ------   -------
  Total distributions declared to
   shareholders                          $  (0.71)     $ (0.75)     $(0.80)  $ (0.88)
                                         --------      -------      ------   -------
Net asset value - end of period          $   3.71      $  4.85      $ 6.04   $  6.17
                                         --------      -------      ------   -------
Total return++                           (10.99)%      (9.18)%      10.68%   (1.94)%

Ratios (to average net assets)/
 Supplemental data:
 Expenses##                                 1.05%        0.87%       0.87%     0.75%
 Net investment income                     14.97%       12.17%      12.44%    11.49%
Portfolio turnover                            24%          25%         34%       28%
Net assets, end of period
 (000,000 omitted)                       $    380      $   574      $  880    $1,001

++Total returns for Class A shares do not include the applicable sales charge (except for reinvestment of dividends prior to March 1, 1991). If the charge had been included, the results would have been lower.
 #Per share data for the period subsequent to January 31, 1994 is based on average shares outstanding.
 *Includes a per share distribution from paid-in capital of $0.0006.
**Includes a per share distribution from paid-in capital of $0.0004.

See notes to financial statements

-------------------------------------------------------------------------------

Year Ended January 31,                      1997     1996       1995        1994*
---------------------------------------------------------------------------------
                                           Class B
                                        -----------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period    $ 5.24    $ 4.84    $  5.50      $  5.27
                                         ------    ------    -------      -------
Income (loss) from investment operations# -
 Net investment income                   $ 0.43    $ 0.41    $  0.39      $  0.15
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions            0.10      0.39      (0.65)        0.22
                                         ------    ------    -------      -------
  Total from investment
   operations                            $ 0.53    $ 0.80    $ (0.26)     $  0.37
                                         ------    ------    -------      -------
Less distributions declared to shareholders -
 From net investment income              $(0.42)   $(0.40)   $ (0.39)     $ (0.13)
 In excess of net investment income          --        --      (0.01)       (0.01)
                                         ------    ------    -------      -------
  Total distributions declared to
   shareholders                          $(0.42)   $(0.40)   $ (0.40)     $ (0.14)
                                         ------    ------    -------      -------
Net asset value - end of period          $ 5.35    $ 5.24    $  4.84      $  5.50
                                         ------    ------    -------      -------
Total return                             10.66%    16.98%    (4.77)%       20.29%+

Ratios (to average net assets)/
 Supplemental data
 Expenses##                               1.79%     1.85%      1.85%        1.79%+
 Net investment income                    8.13%     7.99%      7.79%        6.94%+
Portfolio turnover                          87%       59%        59%          68%
Net assets, end of period
 (000,000 omitted)                       $  301    $  283    $   286      $   371

 *For the period from the commencement of offering of Class B shares, September 27, 1993 to
  January 31, 1994.
 +Annualized.
 #Per share data for the periods subsequent to January 31, 1994 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

-------------------------------------------------------------------------------

Year Ended January 31,                     1997      1996       1995       1994**     1997***
---------------------------------------------------------------------------------------------
                                         Class C                                      Class I
                                        -----------------------------------------   ---------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period    $ 5.25    $ 4.85    $  5.50      $  5.41     $  5.34
                                         ------    ------    -------      -------     -------
Income (loss) from investment operations# -
 Net investment income                   $ 0.43    $ 0.41    $  0.41      $    --     $  0.04
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions            0.11      0.39      (0.66)        0.09        0.01
                                         ------    ------    -------      -------     -------
  Total from investment
   operations                            $ 0.54    $ 0.80    $ (0.25)     $  0.09     $  0.05
                                         ------    ------    -------      -------     -------
Less distributions declared to shareholders -
 From net investment income              $(0.43)   $(0.40)   $ (0.39)     $    --     $ (0.04)
 In excess of net investment income          --        --      (0.01)          --          --
                                         ------    ------    -------      -------     -------
  Total distributions declared to
   shareholders                          $(0.43)   $(0.40)   $ (0.40)     $    --     $ (0.04)
                                         ------    ------    -------      -------     -------
Net asset value - end of period          $ 5.36    $ 5.25    $  4.85      $  5.50     $  5.35
                                         ------    ------    -------      -------     -------
Total return                             10.71%    17.03%    (4.51)%       20.94%+      0.91%++

Ratios (to average net assets)/
 Supplemental data:
 Expenses##                               1.72%     1.77%      1.79%        1.36%+      0.59%+
 Net investment income                    8.16%     8.02%      8.01%        5.92%+      8.70%+
Portfolio turnover                          87%       59%        59%          68%         87%
Net assets, end of period
 (000,000 omitted)                       $   28    $   16    $     3      $     1     $     3

 **For the period from the commencement of offering of Class C shares, January 3, 1994 to
   January 31, 1994.
***For the period from the commencement of offering of Class I shares, January 1, 1997 to
   January 31, 1997.
  #Per share data for the periods subsequent to January 31, 1994 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  +Annualized.
 ++Not annualized.

See notes to financial statements

Notes to Financial Statements


(1) Business and Organization
MFS High Income (the Fund) is a diversified series of MFS Series Trust III (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended January 31, 1997, $3,931,675 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments due to differences between book and tax accounting for defaulted securities. This change had no effect on the net assets or net asset value per share.

At January 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $267,129,382 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

Year Ending January 31,                                            Amount
-------------------------                                    ------------
1998                                                          $28,299,632
1999                                                           91,805,710
2000                                                           64,105,312
2001                                                           16,884,352
2003                                                           30,373,319
2004                                                           35,661,057
2005                                                              280,544
                                                             ------------
  Total                                                      $267,129,382
                                                             ------------

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, Class C and Class I shares. The four classes of shares differ in their respective, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.19% of average daily net assets and 2.64% of gross income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $15,147 for the year ended January 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $193,347 for the year ended January 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (currently reduced to a maximum of 0.15% per annum for shares purchased prior to March 1, 1991) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $335,369 for the year ended January 31, 1997. Payment of 0.05% of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended January 31, 1997 were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $83,911 and $5,874 for Class B and Class C shares, respectively, for the year ended January 31, 1997. Fees incurred under the distribution plans during the year ended January 31, 1997 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended January 31, 1997 were $24,467, $441,696 and $3,591 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of

0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of average daily assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $829,161,143 and $768,212,735, respectively.


The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $948,501,730
                                                               =============
Gross unrealized appreciation                                    54,284,000
Gross unrealized depreciation                                   (29,745,661)
                                                               ------------
  Net unrealized appreciation                                  $ 24,538,339
                                                               =============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


Class A Shares

                     Year Ended January 31, 1997         Year Ended January 31, 1996
                     -------------------------------     -------------------------------
                            Shares            Amount            Shares            Amount
                     -------------------------------     -------------------------------
Shares sold             52,421,821     $ 275,165,167        43,551,810     $ 222,082,736
Shares issued to
 shareholders in
 reinvestment of
 distributions           6,071,848        31,874,153         5,871,784        30,043,510
Shares reacquired      (51,220,588)     (268,276,630)      (39,142,858)     (200,253,761)
                      ------------     -------------      ------------     -------------
 Net increase            7,273,081     $  38,762,690        10,280,736     $  51,872,485
                      ============     =============      ============     =============


Class B Shares

                     Year Ended January 31, 1997         Year Ended January 31, 1996
                     -------------------------------     -------------------------------
                            Shares            Amount            Shares            Amount
                     -------------------------------     -------------------------------
Shares sold             35,443,924     $ 185,987,481        37,144,640     $ 188,766,014
Shares issued to
 shareholders in
 reinvestment of
 distributions           2,271,608        11,933,444         2,276,017        11,631,868
Shares reacquired      (35,539,089)     (187,014,906)      (44,373,502)     (226,482,750)
                      ------------     -------------      ------------     -------------
 Net increase
 (decrease)              2,176,443     $  10,906,019        (4,952,845)    $ (26,084,868)
                      ============     =============      ============     =============

Class C Shares

                     Year Ended January 31, 1997         Year Ended January 31, 1996
                     -------------------------------     -------------------------------
                            Shares            Amount            Shares            Amount
                     -------------------------------     -------------------------------
Shares sold              4,433,093      $ 23,275,757         4,854,733      $ 24,711,921
Shares issued to
 shareholders in
 reinvestment of
 distributions             203,510         1,071,206            87,659           449,963
Shares reacquired       (2,477,675)      (12,968,265)       (2,541,586)      (12,938,624)
                       -----------      ------------       -----------      ------------
 Net increase            2,158,928      $ 11,378,698         2,400,806      $ 12,223,260
                      ============      ============      ============      ============


Class I Shares

                    Year Ended January 31, 1997*
                    ----------------------------
                       Shares             Amount
                    ---------         ----------
Shares sold          568,279          $3,034,610
Shares issued to
 shareholders in
 reinvestment of
 distributions         4,076              21,807
                    ---------         ----------
Net increase         572,355          $3,056,417
                    ---------         ----------

*For the period from the commencement of offering of Class I shares, January 1, 1997, to January 31, 1997.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended January 31, 1997 was $9,829.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended, January 31, 1997 is set forth on the following page.

                             Beginning       Ending
                                 Share        Share      Dividend      Ending
Affiliate                       Amount       Amount        Income       Value
------------------------------------------------------------------------------
Ranger Industries, Inc.      266,768        266,768        $ --        $66,692

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 1997 the Fund owned the following restricted securities (constituting 0.92% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                             Share/Par
                                                                Amount
Description                      Date of Acquisition     (000 Omitted)         Cost          Value
--------------------------------------------------------------------------------------------------
Atlantic Gulf Communities
 Corp.                                9/25/95                  690        $      --      $   3,363
Envirosource, Inc.                    5/15/91                1,666            7,289          3,228
Merrill Lynch Mortgage
 Investors, Inc., 8.142s,
  2023                                6/22/94                4,500        3,119,063      3,622,500
Renaissance Cosmetics, Inc.           8/08/96                5,475        5,458,385      5,584,500
                                                                                         =========
                                                                                        $9,213,591
                                                                                         =========

Independent Auditors' Report


To the Trustees of MFS Series Trust III and Shareholders of
MFS High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Fund (a series of MFS Series Trust III) as of January 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended January 31, 1997 and 1996, and the financial highlights for each of the years in the ten-year period ended January 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at January 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Income Fund at January 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 6, 1997

      --------------------------------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

The MFS Family of Funds[RegTM]
America's Oldest Mutual Fund Group


The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time. This material should be read carefully before investing or sending money.

Stock
--------------------------------------------
Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS (R) Capital Growth Fund
MFS (R) Emerging Growth Fund
MFS (R) Gold & Natural Resources Fund
MFS (R) Growth Opportunities Fund
MFS (R) Managed Sectors Fund
MFS (R) OTC Fund
MFS (R) Research Fund
MFS (R) Research Growth and Income Fund
MFS (R) Value Fund

Stock and Bond
--------------------------------------------
MFS (R) Total Return Fund
MFS (R) Utilities Fund

Bond
--------------------------------------------
MFS (R) Bond Fund
MFS (R) Government Mortgage Fund
MFS (R) Government Securities Fund
MFS (R) High Income Fund
MFS (R) Intermediate Income Fund
MFS (R) Strategic Income Fund

Limited Maturity Bond
--------------------------------------------
MFS (R) Government Limited Maturity Fund
MFS (R) Limited Maturity Fund
MFS (R) Municipal Limited Maturity Fund

World
--------------------------------------------
MFS (R)/Foreign & Colonial Emerging
 Markets Equity Fund
MFS (R)/Foreign & Colonial International
 Growth Fund
MFS (R)/Foreign & Colonial International
 Growth and Income Fund
MFS (R) World Asset Allocation Fund(SM)
MFS (R) World Equity Fund
MFS (R) World Governments Fund
MFS (R) World Growth Fund
MFS (R) World Total Return Fund

National Tax-Free Bond
--------------------------------------------
MFS (R) Municipal Bond Fund
MFS (R) Municipal High Income Fund

MFS (R) Municipal Income Fund

State Tax-Free Bond
--------------------------------------------
Alabama, Arkansas, California, Florida,
Georgia, Maryland, Massachusetts,
Mississippi, New York, North Carolina,
Pennsylvania, South Carolina, Tennessee,
Virginia, West Virginia

Money Market
--------------------------------------------
MFS (R) Cash Reserve Fund
MFS (R) Government Money Market Fund
MFS (R) Money Market Fund

MFS (R) High Income Fund


Trustees

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Peter G. Harwood  -  Private Investor

J. Atwood Ives - Chairman and Chief Executive Officer, Eastern Enterprises

Lawrence T. Perera - Partner, Hemenway & Barnes

William J. Poorvu - Adjunct Professor, Harvard University Graduate School of Business Administration

Charles W. Schmidt  -  Private Investor

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American Management Corp. (investment advisers)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
Robert J. Manning*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Auditors
Deloitte & Touche LLP

Investor Information For MFS stock and bond market outlooks, call toll free:
1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

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For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc.
Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."


*Affiliated with the Investment Adviser

COVER

[MFS LOGO]                                                        Annual Report
INVESTMENT MANAGEMENT                                            for Year Ended
                                                               January 31, 1997

MFS (R) High Income Fund

[Picture on Cover of Documents and glasses.]

Learning financial basics the easy way (see page 31)

BACK COVER

MFS (R) High Income
Fund

500 Boylston Street
Boston, MA 02116-3741


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INVESTMENT MANAGEMENT
We invented the mutual fund (SM)


(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

MHI-2-3/97/72M         16/216